                                                                      Exhibit 10.7

                     ASSIGNMENT OF ELECTRIC SERVICE CONTRACT

     This Assignment of Electric  Service  Contract is made this 2nd day of May,
2007,  by and between  SOUTHWEST  IOWA  RENEWABLE  ENERGY,  LLC, an Iowa limited liability  company (the "Company") and AGSTAR FINANCIAL  SERVICES,  PCA, and its
successors and assigns, as Agent (in such capacity, the "Agent") for the benefit of the Banks (the  "Banks") in  connection  with that certain  Credit  Agreement dated on or about May 2, 2007 (as amended,  restated,  supplemented or otherwise modified from time to time, the "Credit Agreement").

     A.  Company and Banks have  entered  into a Credit  Agreement,  dated on or about May 2, 2007, pursuant to which Banks will extend to Company various credit facilities for the purposes of acquiring,  constructing,  equipping,  furnishing and  operating  an ethanol  production  facility to be located in  Pottawattamie
County, Iowa (the "Project").

         B. As a  condition  to  extending  the  various  credit  facilities  to
Company, the Banks have required the execution of this Assignment by Company.

                                    AGREEMENT

Accordingly, in consideration of the foregoing, the parties agree as follows:

     1. Company does hereby grant, assign, transfer and set over unto Agent, for the benefit of the Banks,  all of its right,  title and  interest in and to that certain Electric Service Contract dated December 15, 2006, (the "Contract"),  by and between Company and MidAmerican Energy Company,  an Iowa corporation,  whose
address  is  666  Grand  Avenue,   Suite  2900,  Des  Moines,  Iowa  50309  (the
"Supplier"), providing for electric service to the Project.

     2.  Company  agrees  that the  Agent  and  Banks do not  assume  any of the obligations  or duties of Company under and with respect to the Contract  unless
and  until  Agent  shall  have  given  Supplier   written  notice  that  it  has
affirmatively  exercised  its right to assume  and  perform  under the  Contract following the occurrence of an Event of Default under the Credit  Agreement.  In the  event  that  Agent  does not  personally  undertake  to  perform  under the
Contract,  for the  benefit of the Banks,  neither the Agent nor the Banks shall have any liability  whatsoever for the performance of any of such obligations or duties.  For the purpose of performing under the Contract,  Agent may assign the
Contract,  upon notice to Supplier and subject to the terms of the Contract,  to an entity that will own all or  substantially  all of the assets of the Company, but without any requirement of Company's consent.

     3. Company  represents and warrants there have been no prior assignments of the Contract,  that the Contract is a valid and  enforceable  agreement and that neither  Company nor Supplier is in default  thereunder  and that all covenants, conditions and agreements have been performed as required therein,  except those not due to be  performed  until after the date  hereof.  Company  agrees that no material  change in the terms  thereof  shall be valid without the prior written approval of Agent,  which approval shall not be unreasonably  withheld.  Company agrees not to assign,  sell, pledge,  mortgage or otherwise transfer or encumber its interest in the Contract

so long as this Assignment is in effect, except as otherwise permitted under the
Credit Agreement.  Supplier does not join in the  representations and warranties of this Section 3.

     4. Subject to Paragraph 5 below, Company hereby irrevocably constitutes and appoints  Agent as  attorney-in-fact  to demand,  receive and enforce  Company's rights with respect to the Contract,  to make payments under the Contract and to give appropriate receipt, releases and satisfactions for and on behalf of and in the name of  Company,  at the  option  of Agent  in the name of  Agent,  for the benefit of the Banks,  with the same force and effect as the Company could do if this Assignment had not been made.

     5. This  Assignment  shall  constitute  a  perfected,  absolute and present assignment,  provided  that Agent shall have no right under this  Assignment  to take any actions under  Paragraph 4 of this Assignment or enforce the provisions of the Contract  until an Event of Default  occurs  under the Credit  Agreement.
Upon the occurrence of any such Event of Default,  Agent may, upon expiration of any applicable  cure period and without  affecting any of its rights or remedies against Company under any other instrument, document, or agreement, exercise its rights  under  this  Assignment  as  Company's  attorney-in-fact  in any  manner permitted by law.

     6. Company  hereby  agrees to indemnify  and hold Agent and Banks  harmless from and against any and all claims,  demands,  liabilities,  losses,  lawsuits, judgments,  and costs and  expenses,  including  without  limitation  reasonable attorneys' fees, to which Agent and Banks may become exposed, or which Agent and
Banks may incur, in exercising any of its rights under this Assignment.

     7. This  Assignment  shall be binding  upon  Company,  its  successors  and assigns,  and shall inure to the benefit of Agent, for the benefit of the Banks, and its successors and assigns.

     8.  This  Assignment  can  be  waived,  modified,  amended,  terminated  or discharged  only explicitly in writing signed by Agent. A waiver signed by Agent shall be effective  only in a specific  instance  and for the  specific  purpose given.  Mere  delay or  failure  to act  shall  not  preclude  the  exercise  or enforcement of any of Agent's or Banks' rights or remedies hereunder. All rights and  remedies  of Agent and Banks  shall be  cumulative  and shall be  exercised singularly or concurrently,  at Agent's option,  and the exercise or enforcement of any one such  right or remedy  shall  neither be a  condition  to nor bar the exercise of enforcement of any other.

     9. All capitalized terms used in this Assignment, but not otherwise defined herein, shall have the meanings as set forth in the Credit Agreement.

     IN WITNESS  WHEREOF,  the  Company  executed  this  Assignment  of Electric
Service Contract this 2nd day of May, 2007.

                      (SIGNATURE PAGE TO FOLLOW THIS PAGE)

                                 SIGNATURE PAGE
                                       TO
                     ASSIGNMENT OF ELECTRIC SERVICE CONTRACT
                                 BY AND BETWEEN
                       SOUTHWEST IOW RENEWABLE ENERGY, LLC
                                       AND
                    AGSTAR FINANCIAL SERVICES, PCA, AS AGENT
                               DATED: May 2, 2007

                                       COMPANY:
                                       SOUTHWEST IOWA RENEWABLE
                                       ENERGY, LLC, an Iowa
                                       limited liability company

                                       /s/ Mark Drake
                                       By: Mark Drake
                                       Its: General Manager

                                       /s/ Karol King
                                       By:  Karol King
                                       Its:  Board Chairman

                        SUPPLIER'S CONSENT TO ASSIGNMENT
                                  AND AGREEMENT

     In consideration of the undertakings of AGSTAR FINANCIAL SERVICES, PCA, and its  successors and assigns,  as agent (in such  capacity,  the "Agent") for the benefit of the banks (the  "Banks")  who are  entering  into a credit  agreement
("Credit  Agreement")  with the Company (as herein  defined) to  facilitate  the
Company's acquisition,  construction,  equipping, furnishing and operation of an ethanol  production  facility to be located in Pottawattamie  County,  Iowa (the
"Project"),  which  Banks  include  the  Agent,  and  in  consideration  of  the undertakings  of  MidAmerican  Energy Company  ("Supplier"),  in this Consent to
Assignment  and  Agreement,   the   undersigned   Supplier  hereby  consents  to
Southwestern Iowa Renewable Energy LLC's ("Company")  assignment of the Contract
(as defined herein) to the Agent, and agrees with the Agent as follows:

     1. Supplier has entered into a Electric Service Contract dated December 15,
2006,  providing for the supply of electric services by Supplier to Company (the
"Contract") as therein  provided.  A copy of said Electric  Service  Contract is attached hereto, as Exhibit A, and is incorporated in this Consent to Assignment and Agreement by this reference.

     2. The  Contract  is in full force and  effect and has not been  amended or assigned  and  Supplier is not  currently  aware that any event has  occurred or failed to occur as of the date hereof which,  but for the passage of time or the giving of notice or both, would be a default thereunder.

     3. Agent  represents  to Supplier  that it is the agent for the Banks under the  Credit  Agreement  and as such is  authorized  by the Banks to  accept  the assignment of the Contract and to act on behalf of the Banks, for the benefit of the Banks, as provided for in the Credit Agreement. Upon Agent's notification to
Supplier  (at the address and as  specified  in  paragraph 13 of this Consent to
Assignment and Agreement) that an Event of Default has occurred under the Credit
Agreement and that the Agent assumes the Contract,  then and only then shall the
Agent be  responsible  for and shall  perform all of Company's  obligations  and duties under the Contract, consistent with the provisions of the Contract.

     4. Agent  acknowledges and agrees that Supplier does not join in any of the
Company's representations,  warranties,  commitments,  duties,  obligations,  or agreements contained in the foregoing Assignment, and Supplier will not be bound thereby.  Nothing  in this  Section 4 shall be read to negate  any  commitments, duties,  obligations,  or  agreements  undertaken by Supplier in this Consent to
Assignment and Agreement.

     5. Agent and Company have  represented  that the Assignment is a perfected, absolute  and present  assignment,  provided  that Agent and Banks have no right under the Assignment to take any actions under  Paragraph 4 of the Assignment or enforce the  provisions of the Contract  until an Event of Default  occurs under the Credit Agreement.

     6. Upon the  occurrence of an Event of Default  under the Credit  Agreement and  notification by Agent to Supplier that Agent has undertaken  performance of and  assumed  the  Contract  for the  benefit  of the Banks,  including  without limitation  the  obligation  to take and pay for  service  under  the  Contract,
Supplier will, at Agent's request,  continue performance to Agent as an assignee of the Contract in accordance  with the terms  thereof,  provided that Supplier  shall be reimbursed in accordance  with the terms of the Contract for all  services,  and provided that all of Company's  obligations  and duties, under the Contract, are met.

     7. Upon Agent's  notification  to Supplier (at the address and as specified in paragraph 13 of this Consent to Assignment and  Agreement),  that an Event of
Default has occurred under the Credit Agreement,  and that the Agent assumes the
Contract for the benefit of the Banks,  Agent may request that Supplier  consent to further  assignment of the  Contract,  if consent is required by the terms of the Contract for such  assignment,  and Supplier  shall review said request in a manner  consistent with the Contract.  Supplier shall not unreasonably  withhold its consent to any proposed  further  assignment of the Contract if such further assignment is consistent  with the terms of the Contract.  Supplier  agrees that any future assignment,  once consented to (if required), shall be binding on and inure to the benefit of such  assignee.  Notwithstanding  the  foregoing,  Agent agrees and acknowledges that any such assignment shall be to an entity that will own all or substantially all of the assets of the Company or the Project.

     8.  Upon the  notification  addressed  in  Section 7 above,  concerning  an occurrence of an Event of Default, the Supplier agrees to review Agent's request for the disclosure of the Contract and its terms to a proposed assignee, if such a request for  disclosure  is required  under the  Contract,  and to  reasonably consent to such  disclosure in a manner that is consistent with the Contract and
Supplier's reasonable proprietary  interests,  which will be deemed satisfied if the proposed  assignee agrees in writing in advance of any such disclosure to be bound by the terms of a commercially reasonable confidentiality agreement, which incorporates  the  requirements  of Article  VI(A) of the Contract and prohibits such  proposed  assignee from any  disclosure to third parties  (other than such party's officers,  directors,  employees, lenders, counsel, accountants or other advisors)  and from the use of such  information  for any purpose other than the evaluation  of the  purchase  of all or  substantially  all of the assets of the
Company or the Project.

     9. Upon  assumption  of the  Contract  by  Agent,  Agent  may  enforce  the obligations  of the  Contract  with the same force and effect as if  enforced by
Company,  provided Agent has and shall perform the duties and obligations of the
Company under the  Contract,  consistent  with the terms of the  Contract.  Upon assumption of the Contract by Agent, Supplier will accept Agent's performance in lieu of performance by Company  provided such performance is consistent with the
Contract, and provided further that performance, or partial performance, of such duties and  obligations  shall not excuse  Company or Agent from  performing all other duties and obligations under the Contract.

     10.  Nothing  herein  shall  be  interpreted  as  extending  in any way the termination date contained in the Contract or otherwise  creating any additional obligation or duty on any party thereto,  other than those that may be set forth therein.

     11. Supplier's consent is subject to such approvals as may be required from any  Governmental  Authority  which  has  jurisdiction  over and has  previously approved the terms of the Contract.

     12. The Supplier agrees to give the Agent reasonable  written notice of any default, of which Supplier becomes aware, by the Company under the Contract. The
Supplier agrees that it

will only terminate the Contract, on account of any default of the Company, in a manner that complies  with the Contract.  If the Agent has not cured the default within the time allowed by the Contract then Supplier may terminate the Contract in  compliance  with the terms of the  Contract  and Agent shall have no further rights under the Contract.  However,  nothing  herein shall require the Agent to cure any default of the Company  under the  Contract  unless and until Agent has undertaken  performance  of and assumed the Contract,  pursuant to the foregoing
Assignment.

     13. Agent's address for notices  hereunder is: AgStar  Financial  Services,
PCA, 1921 Premier Dr. PO Box 4249,  Mankato,  MN  56002-4249,  Attn: Ron Monson,
Telephone: (507) 386-4242, Facsimile: (507) 344-5088 with a copy to Gray, Plant,
Mooty,  Mooty & Bennett,  P.A., 1010 West St. Germain St., Suite 600, St. Cloud,
MN 56301,  Attn:  Phillip L.  Kunkel.,  Facsimile:  (320)  252-4482.  Supplier's
address for notices  hereunder is:  MidAmerican  Energy Company,  Council Bluffs
Energy Center, Attn: General Manager,  7215 Navajo Street,  Council Bluffs, Iowa
51501,  Telephone:  (712) 366-5315,  Facsimile:  (712) 366-5314,  with a copy to
Charles  R.  Montgomery,   4299  NW  Urbandale  Drive,  Urbandale,  Iowa  50322,
Telephone:  (515) 281-2976,  Facsimile:  (515)  242-4398.  All notices and other communications provided for under this Consent to Assignment and Agreement shall be in writing and mailed, faxed, or delivered at the addresses/numbers set forth in this paragraph,  or at such other address/number as such party may specify by written  notice to the other party.  All such notices and  communications  shall have  been  duly  given and shall be  effective  when the  following  applicable delivery has occurred:  (i) when delivered,  (ii) when transmitted via facsimile to the numbers set forth  above,  (iii) the business  day  following  the day on
which  the  same  has  been  delivered   prepaid  (or  pursuant  to  an  invoice
arrangement) to a reputable national overnight air courier service,  or (iv) the third  business day  following the day on which the same is sent by certified or registered mail, postage prepaid.

     14. All capitalized terms used in this Consent to Assignment and Agreement, but not otherwise  defined  herein,  shall have the meanings as set forth in the
Credit Agreement.

     15. Any waiver by either party of any default by the other party under this
Consent to Assignment and Agreement must, in order to be effective, be committed to writing and executed by the party against whom such waiver is to be enforced.
No waiver by a party of any  default by the other  party  under this  Consent to
Assignment  and  Agreement  shall  operate  as a waiver of any  future  default, whether of a like or different character or nature.

     16. No amendment of the terms and  provisions of this Consent to Assignment and Agreement shall be or become effective except by written amendment  executed by the Supplier and the Agent.

     17. This Consent to Assignment and Agreement  shall be governed by the laws of the State of Iowa, without reference to conflicts of law provisions.

                      (SIGNATURE PAGE TO FOLLOW THIS PAGE)

                                 SIGNATURE PAGE
                                       TO
                 SUPPLIER'S CONSENT TO ASSIGNMENT AND AGREEMENT
                                 BY AND BETWEEN
                           MIDAMERICAN ENERGY COMPANY
                                       AND
                    AGSTAR FINANCIAL SERVICES, PCA, AS AGENT

                               DATED: May 2, 2007

                                       AGENT:
                                       AGSTAR FINANCIAL SERVICES, PCA (AS
                                       AGENT FOR THE BANKS)

                                       /s/ Ron Monson
                                       By: Ron Monson
                                       Its: Vice President

                                       SUPPLIER:
                                       MIDAMERICAN ENERGY COMPANY, an
                                       Iowa corporation

                                       /s/ David L. Graham
                                       By: David L. Graham
                                       Its: Vice President - Quality Assurance
                                            & Key Accounts

                                    EXHIBIT A

                            Electric Service Contract
                     By and Between Company and MidAmerican